===============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ___________

                                   FORM 8-K
                                  ___________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 23, 2008


                            NEXAM ACQUISITION CORP.
               __________________________________________________
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             DELAWARE                                      000-53120
 ________________________________                    _____________________
 (STATE OR OTHER JURISDICTION OF                     (COMMISSION FILE NO.)
   INCORPORATION OR ORGANIZATION)


                                P.O. BOX 91983
                     WEST  VANCOUVER,  BC,  V7V4S4, CANADA
                    ________________________________________
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 604-925-7659
                           _________________________
                           (ISSUER TELEPHONE NUMBER)

              305 Madison Avenue, Suite 1166, New York, NY 10165
         _____________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                          FORWARD LOOKING STATEMENTS

       This Form 8-K and other reports filed by Registrant from time to time with the U.S. Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry,

===============================================================================

Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

       Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

===============================================================================

ITEM 5.01    CHANGES IN CONTROL OF REGISTRANT.

On May 23, 2008 (the "Effective Date"), pursuant to the terms of a Share Purchase Agreement dated May 12, 2008 (the "Agreement"), G.J. de Klerk, or his assigns Performance Securities Limited of Hong Kong, purchased 31,340,000 common shares of the Registrant from William Tay, the sole shareholder, officer and director of the Company, for an aggregate of $59,950 in cash. The total of 31,340,000 shares represented 100% of the shares of outstanding common stock of the Company at the time of transfer. Mr. de Klerk used private funds to purchase the shares of the Company. As part of the acquisition, and pursuant to the Agreement, the following changes to the Company's directors and officers have occurred:

o As of May 23, 2008 G.J. de Klerk was appointed Chairman of the Board of Directors, Chief Executive Officer, President and Secretary of the Company.

o William Tay then resigned as a member of the Company's Board of Directors and as the Company's President,Chief Executive Officer, and Chief Financial Officer, Chairman of the Board and Secretary, effective May 23, 2008.

In connection with the change in control, we changed our address to P.O. Box 91983, West Vancouver, BC, V7V4S4, Canada.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay resigned as a member of the Company's Board of Directors effective as of May 23, 2008. William Tay also resigned as the Company's President, Chief Executive Officer, and Chairman of the Board, effective May 23, 2008. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

G.J. de Klerk was appointed Chairman of the Board of Directors, Chief Executive Officer, President and Secretary of the Company effective May 23, 2008.

G.J. DE KLERK, CHAIRMAN, CEO, PRESIDENT, AND SECRETARY

Gerry J. de Klerk,
CEO Rampart Capital Corp
8721 Santa Monica Blvd #2500
Los Angeles, CA 90069

Last 25 years business experience:

August 1983 - today CEO of Rampart Capital Corp. During 80's and 90's partnered with the Strand Group of Dallas, Texas in the funding and operating of 32 real estate limited partnerships, raising in excess of $400,000,000. Multi unit residential properties in San Diego (Club River Run), Laguna Beach (Bella Pacific), Seattle (Kelsey Ridge), Dallas (Lantern Square), Atlanta (Ivy Chase), Portland OR (Endicott Woods) and a number of others in Arizona, Florida, British Columbia were purchased, leased up, operated and sold.

Rampart Capital Corp listed the Pan Pacific Shopping Center Fund on the Amsterdam Stock Exchange, and created the Business Center Groningen in the Netherlands in 1992. The Pan Pacific Shopping Center Fund purchased and operated the Chino Town Square in Chino, San Bernardino County, Ca. Business Center Groningen was a large industrial complex in the city of Groningen in the northern part of the Netherlands.

Rampart Capital Corp has created 1261588 Alberta Ltd., in Edmonton Alberta. The company purchased 126.44 acres within the city limits of St. Albert, Alberta. Currently Rampart is working with city counsel to obtain approval for multi purpose real estate development including the use of geothermal and gray water technology. Total project will be completed by 2016 and include commercial, light industrial and more than 1400 housing units.

Rampart Capital Corp created 1356221 Alberta Ltd. The company purchased 190.53 acres adjacent to the property in the city limits. Plans are being drawn for light industrial development.

In 2000 Rampart Capital Corp created Rampart Films Inc both in Los Angeles and Vancouver, BC. Rampart Films has completed two feature films, a documentary and soundtrack. Between May 26 and June 30, 2008, the feature film Cole is being filmed under the direction of multiple award winning director Carl Bessai, featuring an award winning cast.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:
    None

(b) Pro Forma Financial Information
    None

(c) Exhibits.

             10.1 Share Purchase Agreement dated as of May 12, 2008 between William Tay and G.J. de Klerk. (Incorporated herein by reference to an 8-K report filed by the Company on May 20, 2008.)

             1.1 Unanimous Written Consent, by the Board of Directors of the Company, appointing G.J. de Klerk as additional Director and Officer of the Company, and the resignation of William Tay as Director and Officer of the Company.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


NEXAM ACQUISITION CORP.


By: /s/ G.J. de Klerk
    -------------------------------------
    G.J. de Klerk
    President and Chief Executive Officer

Dated: May 26, 2008